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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2005
PEPCO HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)		001-31403 (Commission File Number)	52-2297449 (IRS Employer Identification No.)
701 Ninth Street, N.W., Washington, DC (Address of principal executive offices)			20068 (Zip Code)
Registrant's telephone number, including area code (202) 872-3526
______________________________________________________________________________ (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Pepco Holdings, Inc. Form 8-K
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2005, the Board of Directors of Pepco Holdings, Inc. amended the Company's Bylaws to provide that immediately prior to the commencement of the Company's 2005 Annual Meeting of Shareholders the number of directors will be reduced from 13 to 12. The amended Bylaws are filed herewith as Exhibit 3.

Item 7.01	Regulation FD Disclosure.
Exhibit 99, attached hereto, is hereby incorporated by reference.
Item 9.01	Financial Statements and Exhibits.
	3	Bylaws
	99	Pepco Holdings, Inc. Presentation
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PEPCO HOLDINGS, INC. (Registrant)
Date January 28, 2005			JOSEPH M. RIGBY
Name: Joseph M. Rigby Title: Senior Vice President and Chief Financial Officer

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